Household Finance Corporation
Household Receivables Funding Corporation                           Apr-96
Household Credit Card Trust 1991-1                                05/15/96

*** Portfolio Activity Summary ***

Performance Ratios (expressed as a percentage of Principal Receivables)
   Payment Rate                                                     10.170%
   Annualized Gross Cash Yield                                      16.953%
   Annualized Default Rate                                           5.286%
   Annualized Portfolio Yield                                       11.667%

Delinquency status of accounts:
   1 payment ($)                                             39,089,160.62
   1 payment (%)                                                      4.92%
   2 payments ($)                                            11,790,428.57
   2 payments (%)                                                     1.48%
   3 payments or more ($)                                    22,557,274.94
   3 payments or more (%)                                             2.84%
        Total ($)                                            73,436,864.13
        Total (%)                                                     9.24%

Collections
   Principal                                                 69,857,555.40
   Finance Charge                                             9,596,370.98
   Fees                                                         713,536.41
   Allocated Interchange                                        826,449.00
   Allocated Recoveries                                               0.00
   Total                                                     80,993,911.79

Adjustment Payments                                                   0.00
Transfer Deposit Amount                                               0.00

Charge-Off Activity
   Defaulted Receivables                                      3,674,917.10
   Principal Recoveries                                         202,676.90
   Defaulted Receivables Repurchased Pursuant to Article 2.           0.00
   Defaulted Receivables Repurchased Pursuant to Article 3.           0.00
   Defaulted Amount                                           3,472,240.20


*** Class A Floating Allocations ***

Class A Floating Allocation Percentage                           0.0000000%

Class A Monthly Interest (Due)                                        0.00
Overdue Class A Monthly Interest (Due)                                0.00
Class A Additional Interest (Due)                                     0.00
Overdue Class A Additional Interest (Due)                             0.00
Class A Investor Default Amount                                       0.00
Monthly Servicing Fee (Due)                                     166,667.00

Required Amount                                                 166,667.00
Funding of Required Amount:
     From Excess FC&A to Pay Req. Amount                        166,667.00
     Reallocated Principal Receivables                                0.00
     Total ("Funded Required Amount")                           166,667.00

Class A Percentage of FC&A                                            0.00
Funded Required Amount                                          166,667.00
Total Available for Class A Floating Allocations                166,667.00

Class A Monthly Interest (Paid)                                       0.00
Overdue Class A Monthly Interest (Paid)                               0.00
Class A Additional Interest (Paid)                                    0.00
Overdue Class A Additional Interest (Paid)                            0.00
Reimb. of Class A Investor Default Amount (Paid)                      0.00
Monthly Servicing Fee (Paid)                                    166,667.00

Class A Interest Shortfall                                            0.00

*** Class B Floating Allocations ***

Class B Floating Allocation Percentage                          12.6855838%

Class B Monthly Interest (Due)                                  338,541.67
Overdue Class B Monthly Interest (Due)                                0.00
Class B Additional Interest (Due)                                     0.00
Overdue Class B Additional Interest (Due)                             0.00
Class B Investor Default Amount                                 440,473.94

Class B Percentage of FC&A                                    1,412,711.82
From Excess FC&A                                               (166,667.00)
Interest Withdrawal Amount                                            0.00
Total Available for Class B Floating Allocations              1,246,044.82

Class B Monthly Interest (Paid)                                 338,541.67
Overdue Class B Monthly Interest (Paid)                               0.00
Class B Additional Interest (Paid)                                    0.00
Overdue Class B Additional Interest (Paid)                            0.00
Reimb. Class B Investor Default Amount (Paid)                   440,473.94

Class B Interest Shortfall                                            0.00

*** Reimbursement of Shortfalls ***

Excess FC&A Collections
   Sources of Excess FC&A Collections
      Excess Class A FC&A                                             0.00
      Excess Class B FC&A                                     1,074,170.15
         Total                                                1,074,170.15
   Allocated to Required Amount                                 166,667.00
   Allocated to reimburse Class A Investor Charge-Offs                0.00
   Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount                                        0.00
   Allocated to fund the Class B Investor Default Amount        440,473.94
   Allocated to reimburse Class B Invested Amount reduction           0.00
   Allocated to the Cash Collateral Account                           0.00
   Allocated to the Cash Collateral Depositor                   467,029.21

Reallocated Principal Receivables                                     0.00


*** Fixed Allocations ***

Amortization Events
   Three Month Average Portfolio Yield Test                Not Triggered
   Other Amortization Events                                 Not Triggered
Transaction Period                                         Cont. Amort.

Fixed Allocation Percentage                                     84.7960389%

Fixed Allocation of Collections of Principal Rec.            59,236,439.83
Less: Reallocated Principal Collections                               0.00
Plus: Excess FC&A Applied to Reimburse:
          Class A Investor Charge Offs                                0.00
          Class A Investor Default Amounts                            0.00
          Class B Invested Amount Reductions                          0.00
          Class B Investor Default Amounts                      440,473.94
Plus: Transfer Deposit Amount                                         0.00
Plus: Unallocated Principal Receivables                               0.00
Plus: Adjustment Payment                                              0.00
Total Avail. to Pay Monthly Principal                        59,676,913.77

Controlled Distribution Amount                                        0.00
Class A Monthly Principal (Due)                                       0.00
Class A Monthly Principal (Paid)                                      0.00

Deficit Controlled Amortization Amount                                0.00

Total Available to Pay Class B Monthly Principal             59,676,913.77
Class B Monthly Principal (Due)                              50,000,000.00
Class B Monthly Principal (Paid)                             50,000,000.00

Excess Principal Collections (Available to Seller)            9,676,913.77

Unallocated Principal Collections                                     0.00

*** Funding Accounts ***

Class A Principal Funding Account deposit                  N/A
Principal Distributed to Class A Certificateholders                   0.00
Class A Principal Funding Account Balance                  N/A

Class B Principal Funding Account deposits:
   From the Collection Account                             N/A
   Reimbursement Withdrawal Amount                         N/A
   Special Withdrawal Amount                               N/A
Principal Distributed to Class B Certificateholders          50,000,000.00
Class B Principal Funding Account Balance                  N/A

Class A Interest Payment/Deposit
   from Collection Account                                            0.00
   from Principal Funding Account                          N/A
   Paid to Class A Certificateholders                                 0.00
   Principal Funding Account Balance                       N/A

Class B Interest Payment/Deposit
   from Collection Account                                      338,541.67
   from Principal Funding Account                          N/A
   Paid to Class B Certificateholders                           338,541.67
   Principal Funding Account Balance                       N/A

Class A Investor Charge-Offs                                          0.00
Reimbursement of Class A Investor Charge-Offs                         0.00
Cum. Unreimbursed Class A Investor Charge-Offs                        0.00

Reduction Class B Invested Amt (Other than Class B ICO)               0.00
Class B Investor Charge-Offs                                          0.00
Reimbursement of Class B Investor Charge-Offs                         0.00
Cum. Unreimbursed Class B Investor Charge-Offs & Red.                 0.00

Deficit Controlled Amortization Amount

Principal Receivables outstanding                           788,274,121.75
Finance Charge & Administrative Receivables outstanding       6,235,239.45

Class A Invested Amount                                               0.00
Class B Invested Amount                                               0.00

Class A Certificate Balance                                           0.00
Class B Certificate Balance                                           0.00


*** Cash Collateral Account ***

Cash Collateral Account:
   Begin Balance                                             32,130,000.00
   Deposit of Excess Collections                                      0.00
   Withdrawal Amounts:
      Interest Withdrawal Amount                                      0.00
      Reimbursement Withdrawal Amount                                 0.00
      Special Withdrawal Amount (P&S 4.14(d))                         0.00
      Final Withdrawal Amount (P&S 4.14(d))                           0.00
      Total                                                           0.00
   Net Available                                             32,130,000.00
   Required Cash Collateral Amount                                    0.00
   Cash Collateral Account Surplus Released                  32,130,000.00
   End Balance                                                        0.00

Cash Collateral Loan Payments:
   Excess Collections Allocated to Cash Collat. Depositor       467,029.21
   Available Cash Collateral Account Surplus                  3,570,000.00
   Investment Earnings (see below)                              143,091.49
   Loan Interest (see below)                                     18,581.56
   Repayment of Lender Loan Amount                            3,570,000.00
   Other Increased Costs                                              0.00
   Class B Amort. Period Loan Prepayment                              0.00

Balance of Funds Released to the Seller                         591,539.14

Lender Loan:
   Lender Loan Amount                                         3,570,000.00
   Period Beginning Loan Balance Outstanding                  3,570,000.00

   Loan Interest & Fees:
      No. of Days in Interest Period                                    30

      Standard Rate Based Portion                             3,570,000.00
      Standard Rate (from Agent)                                      6.35%
      Standard Rate Based Interest (incl. Loan Margin)           18,581.56

      Risk Rate Based Portion                                         0.00
      Risk Rate (from Agent)                                          0.00%
      Risk Rate Based Interest                                        0.00

      Total Loan Interest                                        18,581.56

   Repayment from Excess Funds                                3,570,000.00
   Period Ending Loan Balance Outstanding                             0.00

Cash Collateral Accounts:

   Lender Collateral Account:
      Period Beginning Balance                                3,570,000.00
      Deposit                                                         0.00
      Withdrawal to Pay Trust                                         0.00
      Release of Excess                                       3,570,000.00
      Period Ending Balance                                           0.00

      Earnings Rate (see Standard Rate above)                         5.35%
      Interest Earnings                                          15,655.33

   Excess Spread Collateral Account:
      Period Beginning Balance                               28,560,000.00
      Deposit                                                         0.00
      Withdrawal to Pay Trust                                         0.00
      Release of Excess                                      28,560,000.00
      Period Ending Balance                                           0.00

      Interest Earnings                                         127,436.16

   Total Period Ending Balance of Investments                         0.00

Excess Interest Amount                                                0.00
Deposits of Excess Interest Amount
   into Class B Interest Funding Account                              0.00
Cumulative Excess Interest Amount                                     0.00

Defaulted Receivables                                         3,674,917.10

Amount required to be on deposit in Collection Account
   Collections                                               80,993,911.79
   Transfer Deposit Amount                                            0.00
   Adjustment Payment                                                 0.00
      Total                                                  80,993,911.79

Distributions to the Seller
   (During Revolving Period)
   Seller's Percentage of FC&A (Section 4.03(b)(i)(A)) N/A Non-Class B Principal Collections (Section 4.03(b)(i)(B)N/A Excess of Class B Principal Collections over Reallocated
         Principal Collections (Section 4.03(b)(i)(C))     N/A

   (During Controlled Amort. Period)
   Seller's Percentage of FC&A (Section 4.03(b)(ii)(A))       9,723,644.57
   Seller's Percentage of Principal (Section 4.03(b)(ii)(B)  10,621,115.57

   (During Rev./Controlled Amort. Period)
   Class A Investor Default Amount                                    0.00
   Class B Investor Default Amount                              440,473.94

      Distributions from the Collection Account to the Sell  20,785,234.08


RECONCILIATION

Total Collections:                                           80,993,911.79

Total Distributions:
   Class A Certificateholders Interest                                0.00
   Class A Certificateholders Principal                               0.00
   Class B Certificateholders Interest                          338,541.67
   Class B Certificateholders Principal                      50,000,000.00
             Total to Certificateholders                     50,338,541.67

   Monthly Servicing Fee to Household                           166,667.00
   Seller's Percentage of FC&A                                9,723,644.57
   Seller's Percentage of Principal                          10,621,115.57
   Excess FC&A                                                  467,029.21
   Excess Prin. Collections not needed for Cont. Am.          9,676,913.77
             Total to Household (Seller/Servicer)            30,655,370.12

Total                                                        80,993,911.79

***********************************************************


Household Finance Corporation
Household Receivables Funding Corporation                           Apr-96
Household Credit Card Trust 1991-1                                  Apr-96
                                                                 15-May-96

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                       0.00000
   2. Principal distribution per $1,000 interest                   0.00000
   3. Interest distribution per $1,000 interest                    0.00000

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                  80,993,911.79
      (b) Collections of Finance Charge & Administrative Re  11,136,356.39
      (c) Collections of Principal                           69,857,555.40

   2. Allocation of Receivables
      (a) Class A Floating Allocation Percentage                 0.0000000%
      (b) Fixed Allocation Percentage                           84.7960389%

   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                                   0.00
      (b) Total amount on deposit in Principal
          Funding Account                                  N/A

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                      39,089,160.62
                                    (%)                               4.92%
      (b) Delinquent two payments -- ($)                     11,790,428.57
                                     (%)                              1.48%
      (c) Delinquent three or more payments -- ($)           22,557,274.94
                                               (%)                    2.84%

   5. Class A Investor Default Amount                                 0.00

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT

   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                    0.00
      (b) The amount of Item 6(a) per $1,000 interest                 0.00
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                                        0.00
      (d) The amount of Item 6(c) per $1,000 interest                 0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Dat           0.00

   7. Class A Monthly Servicing Fee paid for the Distribution
      Date(s) with respect to the Payment Date                  166,667.00

   8. Deficit Controlled Amortization Amount for such Payme           0.00

C. Class A Pool Factor                                          0.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                           788,274,121.75

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Peri   6,235,239.45

E. Class B Certificates

   1. Reallocated Principal Receivables for the Distribution Date(s)
      with respect to the Payment Date                                0.00

   2. Class B Invested Amount as of the end of the Payment            0.00






Household Finance Corporation
Household Receivables Funding, Inc.                                 Apr-96
Household Credit Card Trust 1991-1                                  Apr-96
                                                                 15-May-96

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

A. Information Regarding Distributions

   1. Total distribution per $1,000 interest                     503.38542
   2. Principal distribution per $1,000 interest                 500.00000
   3. Interest distribution per $1,000 interest                    3.38542

B. Performance of Trust

   1. Collections of Receivables
      (a) Total Collections                                  80,993,911.79
      (b) Collections of FC&A                                11,136,356.39
      (c) Collections of Principal                           69,857,555.40

   2. Allocation of Receivables
      (a) Class B Floating Allocation Percentage                12.6855838%
      (b) Fixed Allocation Percentage                           84.7960389%

   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account                      50,000,000.00
      (b) Total amount on deposit in Principal
          Funding Account                                  N/A

   4. Delinquent Balances
      (a) Delinquent one payment -- ($)                      39,089,160.62
                                    (%)                               4.92%
      (b) Delinquent two payments -- ($)                     11,790,428.57
                                     (%)                              1.48%
      (c) Delinquent three or more payments -- ($)           22,557,274.94
                                               (%)                    2.84%

   5. Class B Investor Default Amount                           440,473.94

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT

   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                                0.00
      (b) The amount of Item 6(a) per $1,000 interest                 0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions                   0.00
      (d) The amount of Item 6(c) per $1,000 interest                 0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Dat           0.00

   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                         0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                 N/A

   8. Deficit Controlled Amortization Amount for such Payme           0.00

C. Class B Pool Factor                                          0.00000000

D. Receivables Balances

   1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                           788,274,121.75

   2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Peri   6,235,239.45